UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): September 18, 2008
SIMON WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21878	04-3081657

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

5200 WEST CENTURY BOULEVARD, LOS ANGELES, CA	90045

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: (310) 417-4660
No change since last report
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
     At a special meeting held on September 18, 2008, the stockholders of Simon Worldwide, Inc. (the “Corporation”) approved amendments to the Corporation’s certificate of incorporation proposed in order to effect a recapitalization of the Corporation pursuant to the terms of the Exchange and Recapitalization Agreement dated June 11, 2008 between the Corporation and Overseas Toys, L. P. (“Overseas Toys”), previously filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K on June 12, 2008 and incorporated herein by reference (the “Recapitalization Agreement”), as described in the Corporation’s Proxy Statement on Schedule 14A previously filed with the SEC on August 19, 2008 and incorporated herein by reference (the “Proxy Statement”). Following stockholder approval, the Corporation filed with the Secretary of State of Delaware a Restated Certificate of Incorporation (the “Amended Charter”), effecting as of September 18, 2008 the following amendments to the Corporation’s certificate of incorporation previously in effect:
1.	An increase in the number of authorized shares of the Corporation’s Common Stock from 50,000,000 to 100,000,000;

2.	The conversion and reclassification of the outstanding shares of the Corporation’s Series A1 Senior Cumulative Participating Convertible Preferred Stock (the “Series A Preferred Stock”) into shares of Common Stock of the Corporation;

3.	The elimination of the Corporation’s Preferred Stock as an authorized class of capital stock of the Corporation;

4.	The inclusion of new provisions requiring that a minimum number of directors not affiliated with and independent of Overseas Toys and providing for specified manners in which vacancies of such independent directors will be filled and such independent directors may be removed;

5.	The inclusion of a new requirement that independent directors approve certain business combinations involving related party transactions;

6.	The inclusion of a new requirement that the officers of the Corporation take the steps necessary to cause the dissolution and liquidation of the Corporation under certain circumstances unless a specified business combination is timely consummated;

7.	The inclusion of a new provision specifying that a dissolution and liquidation of the Corporation would not be required to occur as outlined in paragraph 6 above if Overseas Toys timely makes an offer to buy the outstanding stock of the Corporation it does not already own under certain circumstances and timely consummates such offer by having purchased all shares of stock properly and timely tendered and not withdrawn pursuant to the terms of such offer;

8.	The inclusion of a new restriction on the ability of the Corporation to enter into a business combination or other investment transaction outside the ordinary course of business that would not be of at least a specified size; and

9.	The inclusion of a new provision specifying the approvals required to amend Article XII of the Amended Charter.

     Pursuant to the terms of the Recapitalization Agreement, the following provisions of the Securities Purchase Agreement dated September 1, 1999 between the Corporation and Overseas Toys, previously filed with the SEC as Exhibit 2.1 to the Corporation’s Current Report on Form 8-K on September 3, 1999, were terminated effective upon the filing of the Amended Charter on September 18, 2008:
1.	Section 4.5, in which the Corporation made certain continuing covenants to Overseas Toys as the holder of the Series A Preferred Stock, including covenants relating to the representation of Overseas Toys on the Board of Directors of the Corporation;

2.	Section 5.7, in which Overseas Toys agreed except in certain specified circumstances not to (a) purchase additional capital stock of the Corporation or (b) make or participate in any solicitation of proxies to vote any securities of the Corporation; and

3.	Section 5.8, in which Overseas Toys agreed to cause one or more of its representatives to resign from the Board of Directors of the Corporation in the event its ownership interest in the Corporation fell below certain specified levels.
Item 3.02 Unregistered Sales of Equity Securities
The disclosure appearing above in Item 1.02 is incorporated by reference herein. The recapitalization effected by the filing of the Amended Charter on September 18, 2008 resulted in the surrender by Overseas Toys of its 34,717 shares of Series A Preferred Stock, and its relinquishment of the rights and preferences associated with the Series A Preferred Stock as described in Item 3.03 below, the text of which is incorporated in this Item 3.02 by reference, below, in return for the issuance by the Company of 37,940,756 shares of Common Stock, par value $.01 per share (the “Common Stock”). In issuing these shares of Common Stock, the Company relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933 (the “Securities Act”) based on (i) the representations of Overseas Toys in the Recapitalization Agreement regarding its status as an “accredited investor,” as such term is defined in Rule 501 of Regulation D under the Securities Act, (ii) the limited scope of the recapitalization offering, Overseas Toys being the sole holder of Series A Preferred Stock prior to the recapitalization, and (iii) the fact that the Common Stock issued to Overseas Toys was not offered pursuant to a general solicitation.
Item 3.03 Material Modification to Rights of Security Holders
The disclosure appearing above in Item 1.02 is incorporated by reference herein. Under the Corporation’s certificate of incorporation previously in effect, there were certain rights and preferences associated with the Series A Preferred Stock that were not associated with the Common Stock, including liquidation and dividend preferences, and conversion, redemption and voting rights, all as described in the Proxy Statement. Upon the filing of the Amended Charter on September 18, 2008, the superior rights of the Series A Preferred Stock ceased as the Series A Preferred Stock was converted into shares of the Common Stock. The shares of the Common Stock share equally among themselves in a liquidation, winding-up and dissolution, accrue dividends when and as declared by the Corporation’s Board of Directors, are not convertible into other securities, are not subject to redemption, and have one vote per share.
Item 5.01 Changes in Control of Registrant
The disclosure appearing above in Item 1.02 is incorporated by reference herein. As a result of the recapitalization effected by the filing of the Amended Charter on September 18, 2008, Overseas Toys owns 70% of the issued and outstanding shares of the Common Stock, meaning that, subject to its continuing covenants under the Recapitalization Agreement and the provisions of the Amended Charter, Overseas Toys effectively controls the Corporation. Prior to the recapitalization, no stockholder owned more than 20.6% of the Common Stock on an as-converted basis.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     The disclosure appearing above in Item 1.02 is incorporated by reference herein. The Amended Charter is filed herewith as Exhibit 3.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following Exhibits are furnished as part of this report:

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of the Corporation filed September 18, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMON WORLDWIDE, INC.
By:	/s/ J. Anthony Kouba
J. Anthony Kouba
Chief Executive Officer

Dated: September 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of the Corporation filed September 18, 2008.

5